EXHIBIT 16

Below is the schedule of computation for each performance quotation. The formula is a follows:

     P (1 + T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods


Blended Asset Series I.

For the year ended October 31, 1997:
T = (1,130.10 / 1,000.00)1/1 - 1
T = 13.01%
Therefore,
1,000.00 (1+13.01%)1 = 1,130.10

For the ten months ended October 31, 1996:  For the year ended December 31,1995:
T = (1,056.36 / 1,000.00)1/1 - 1            T = (1,210.80 / 1,000.00)1/1 - 1
T = 5.64%                                   T = 21.08%
Therefore,                                  Therefore,
1,000.00 (1 + 5.64%)1 = 1,056.36            1,000.00 (1 + 21.08%)1 = 1,210.80


For  the year ended December 31, 1994:      For the period September 15, 1993 -
                                                           December 31, 1993:

T = (992.04 / 1,000.00)1/1 - 1              T = (1,009.30 / 1,000.00)1/1 - 1
T = (0.80)%                                 T = 0.93%
Therefore,                                  Therefore,
1,000.00 (1 - 0.80%)1 = 992.04              1,000.00 (1 + 0.93%)1 = 1,009.30



Blended Asset Series II.

For the year ended October 31, 1997:

T = (1,196.90 / 1,000.00)1/1 - 1
T = 19.69%
Therefore,
1,000.00 (1+19.69%)1 = 1,196.90

For the ten months ended October 31, 1996:  For the year ended December 31,1995:

T = (1,100.09 / 1,000.00)1/1 - 1            T = (1,326.40 / 1,000.00)1/1 - 1
T = 10.01%                                  T = 32.64%
Therefore,                                  Therefore,
1,000.00 (1 + 10.01%)1 = 1,100.09           1,000.00 (1 + 32.64%)1/1 = 1,326.40

For  the  year  ended December 31, 1994:     For the period October 12, 1993 -
                                                            December 31, 1993:

T = (1,035.22 / 1,000.00)1/1 - 1             T = (998.17 / 1,000.00)1/1 - 1
T = 3.52%                                    T = (0.18)%
Therefore,                                   Therefore,
1,000.00 (1 + 3.52%)1 = 1,035.22             1,000.00 (1 - 0.18%)1 = 998.17


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Flexible Yield Series I.

For the year ended October 31, 1997:

T= (1,060.70 / 1,000.00) 1/1 - 1
T = 6.07%
Therefore,
1,000.00 (1 + 6.07%)1 = 1,060.70

For the ten months ended October 31, 1996:  For the year ended December 31,1995:

T = (1,031.12 / 1,000.00)1/1 - 1            T = (1,107.90 / 1,000.00)1/1 - 1
T = 3.11%                                   T = 10.79%
Therefore,                                  Therefore,
1,000.00 (1 + 3.11%)1 = 1,031.12            1,000.00 (1 + 10.79%)1 = 1,107.90


For the period February 15, 1994 - December 31, 1994:

T = (992.42 / 1,000.00)1/1 - 1
T = (0.76)%
Therefore,
1,000.00 (1 - 0.76%)1 = 992.42



Flexible Yield Series II.

For the year ended October 31, 1997:
T = (1,076.10 / 1,000.00)1/1 - 1
T = 7.61%
Therefore,
1,000.00 (1 + 7.61%)1 = 1,076.10

For the ten months ended October 31, 1996:  For the year ended December 31,1995:

T = (1,013.77 / 1,000.00)1/1 - 1            T = (1,173.30 / 1,000.00)1/1 - 1
T = 1.38%                                   T = 17.33%
Therefore,                                  Therefore,
1,000.00 (1 + 1.38%)1 = 1,013.77            1,000.00 (1 + 17.33%)1 = 1,173.30

For the period February 15, 1994 - December 31, 1994:

T = (953.10 / 1,000.00)1/1 - 1
T = (4.69)%
Therefore,
1,000.00 (1 - 4.69%)1 = 953.10



Flexible Yield Series III.

For the year ended October 31, 1997:
T = (1,097.30 / 1,000.00)1/1  - 1
T = 9.73%
Therefore,
1,000.00 (1 + 9.73%)1 = 1,097.30

For the ten months ended October 31, 1996:  For the year ended December 31,1995:

T = (998.18 / 1,000.00)1/1 - 1              T = (1,220.90 / 1,000.00)1/1 - 1
T = (0.18)%                                 T = 22.09%
Therefore,                                  Therefore,
1,000.00 (1 - 0.18%)1 = 998.18              1,000.00 (1 + 22.09%)1 = 1,220.90

For  the  year ended December 31, 1994:      For the period December 20, 1993 -
                                                            December 31, 1993:

T = (941.72 / 1,000.00)1/1 - 1               T = (996.01 / 1,000.00)1/1 - 1
T = (5.83)%                                  T = (0.40)%
Therefore,                                   Therefore,
1,000.00 (1 - 5.83%)1 = 941.72               1,000.00 (1 - 0.40%)1 = 996.01
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Tax Managed Series.

For the year ended October 31, 1997:        For the year ended October 31, 1996:

T = (1,307.00 / 1,000.00)1/1 - 1            T = (1,163.00 / 1,000.00)1/1 - 1
T = 30.70%                                  T = 16.30%
Therefore,                                  Therefore,
1,000.00 (1 + 30.70%)1 = 1,307.00           1,000.00 (1 + 16.30%)1 = 1,163.00

Maximum Horizon Series.
For the year ended October 31, 1997:        For the year ended October 31, 1996:

T = (1,267.70 / 1,000.00)1/1 - 1            T = (1,152.05 / 1,000.00)1/1 - 1
T = 26.77%                                  T = 15.21%
Therefore,                                  Therefore,
1,000.00 (1 + 26.77%)1 = 1,267.70           1,000.00 (1 + 15.21%)1 = 1,152.05


Defensive Series.
For the year ended October 31, 1997:        For the year ended October 31, 1996:

T = (1,087.40 / 1,000.00)1/1 - 1            T = (1,049.37 / 1,000.00)1/1 - 1
T = 8.74%                                   T = 4.94%
Therefore,                                  Therefore,
1,000.00 (1 + 8.74%)1 = 1,087.40            1,000.00 (1 + 4.94%)1 = 1,049.37
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